UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 10, 2004


                             Continucare Corporation
                            -------------------------
             (Exact name of registrant as specified in its Charter)


                     Florida                                1-12115
          ------------------------------           ------------------------
          (State of other jurisdiction or          (Commission File Number)
          incorporation or organization)


 7200 Corporate Center Drive, Suite 600
             Miami, Florida                                    33126
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

                                   59-2716023
                        ---------------------------------
                        (IRS Employer Identification No.)


                                 (305) 500-2000
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))



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Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On February 10, 2005, Continucare Corporation issued a press release announcing its financial results for the quarter and six-months ended December 31, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 99.1  Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

(c) Exhibits

     99.1 Press Release of Continucare Corporation dated February 10, 2005

     The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is furnished pursuant to Item 2.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CONTINUCARE CORPORATION

                               By:/s/ Fernando L.  Fernandez
                               ---------------------------------
                               Fernando L.  Fernandez
                               Senior Vice President -
                               Finance, Chief Financial Officer
                               and Treasurer

Dated:   February 10, 2005

                                  EXHIBIT INDEX


Description                                                         Exhibit No.
-----------                                                         -----------
Press release, dated February 10, 2005, announcing Continucare          99.1
Corporation's financial results for the quarter and six-months ended
December 31, 2004